SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                                (Amendment no. 1)


Filed by the Registrant    [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                            BELL MICROPRODUCTS INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
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[ ]   Check box if any part of the fee is offset as  provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

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

                             BELL MICROPRODUCTS INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 21, 1998


TO THE SHAREHOLDERS OF BELL MICROPRODUCTS INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Bell Microproducts Inc., a California corporation (the "Company"), will be held on Thursday, May 21, 1998, at 1:00 p.m., local time, at the offices of the Company, 1941 Ringwood Avenue, San Jose, California 95131 for the following purposes:

                  1. To elect five (5) directors to serve for the ensuing year and until their successors are duly elected and qualified.

                  2. To approve an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 250,000 shares.

                  3. To approve the adoption of the 1998 Stock Plan and the reservation of 500,000 shares for issuance thereunder (plus such number of shares as remain available for grant under the 1988 Incentive Stock Plan and the 1993 Director Stock Option Plan).

                  4. To ratify the appointment of Price Waterhouse LLP as independent auditors for the Company for the fiscal year ending December 31, 1998.

                  5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on April 9, 1998 are entitled to notice of and to vote at the meeting and any continuation or adjournment thereof.

                                              By Order of the Board of Directors


                                              Bruce M. Jaffe
                                              Chief Financial Officer

San Jose, California
April 21, 1998

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-paid envelope enclosed for that purpose. Returning your proxy will help the Company ensure a quorum and avoid the additional expense of duplicate proxy solicitations. Any shareholder attending the meeting may vote in person even if he or she has returned the proxy.
--------------------------------------------------------------------------------

                            BELL MICROPRODUCTS INC.
                              1941 Ringwood Avenue
                           San Jose, California 95131

                          ---------------------------


            PROXY STATEMENT FOR 1998 ANNUAL MEETING OF SHAREHOLDERS

                          ---------------------------


                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed proxy is solicited on behalf of the Board of Directors of Bell Microproducts Inc. (the "Company"), a California corporation, for use at the Annual Meeting of Shareholders to be held on Thursday, May 21, 1998, at 1:00 p.m., local time (the "Annual Meeting"), and at any and all continuations or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal executive offices of the Company, 1941 Ringwood Avenue, San Jose, California 95131. The telephone number at this address is (408) 451-9400.

         These proxy solicitation materials were mailed on or about April 21, 1998 to all shareholders entitled to vote at the Annual Meeting.

Deadline for Receipt of Shareholder Proposals

         Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 1999 Annual Meeting of Shareholders must be received by the Company no later than December 21, 1998, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

Record Date and Share Ownership

         Only shareholders of record at the close of business on April 9, 1998 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting. The Company has one class of Common Stock outstanding, $0.01 par value. As of the Record Date, the Company had outstanding 8,766,127 shares of Common Stock. For information regarding share ownership of officers, directors and holders of more than 5% of the outstanding Common Stock, see "Security Ownership of Certain Beneficial Owners and Management."

Revocability of Proxies

         Any person giving a proxy in the form accompanying this statement has the power to revoke it at any time before it is voted by delivering to the Secretary of the Company at the Company's principal executive office, 1941 Ringwood Avenue, San Jose, California 95131, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Voting and Solicitation

         Each shareholder voting for the election of directors may cumulate his or her votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares which the shareholder is entitled to vote, or distributing the shareholder's votes under the same principle among as many candidates as the shareholder chooses, provided that votes may not be cast for more than five (5) candidates.

However, no shareholder shall be entitled to cumulate votes for any candidate unless the candidate's name has been placed in nomination prior to the voting, and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote.

         The cost of soliciting proxies will be borne by the Company. The Company has retained Corporate Investor Communications, Inc. to assist in the solicitation of proxies at a cost of approximately $5,500, plus customary expenses. In addition, the Company may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. The Company's directors, officers and employees, without receiving any additional compensation, may solicit proxies personally or by telephone, telegraph or facsimile copy.

Quorum; Abstentions; Broker Non-Votes

         The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date (the "Quorum"). Shares that are voted "For" or "Against" a matter are treated as being present at the meeting for purposes of establishing a Quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

         While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the amendment of a stock option plan, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a Quorum and (ii) the total number of Votes Cast with respect to the proposal. In the absence of controlling prece dent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker nonvotes will be counted for purposes of determining the presence or absence of a Quorum, but will not be counted for purposes of determining the number of Votes Cast with respect to a particular proposal.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date by (i) each shareholder known by the Company to be a beneficial owner of more than 5% of the Company's Common Stock; (ii) each director; (iii) each of the Named
Executive Officers; and (iv) all current executive officers and directors of the Company as a group. Unless otherwise indicated, officers and directors can be reached at the Company's principal executive offices.

                                                                    Beneficial Ownership
                                                              -------------------------------
                  Beneficial Ownership                        Shares (#)           Percent(1)
-----------------------------------------------------         ----------           ----------
Bowman Capital Management, L.L.C.(2).................           861,000               9.8%
1875 Grant St., Suite 600
San Mateo, CA  94402

Brinson Partners, Inc.(3)............................           720,600               8.2%
209 South LaSalle
Chicago, IL  60604-1295

W. Donald Bell(4)....................................           744,348               8.5%

Academy Capital Management(5)........................           545,070               6.2%
500 North Valley Mills Dr., Suite 208
Waco, TX  76710

Smith Barney Mutual Funds Management Inc.(6).........           492,000               5.6%
388 Greenwich Street
New York, NY 10013

Dimensional Fund Advisors(7).........................           459,100               5.2%
1299 Ocean Ave., 11th Place
Santa Monica, CA  90401

Philip M. Roussey(8).................................           189,060               2.1%

Gordon A. Campbell(9)................................            79,963                *

Glenn E. Penisten(10)................................            78,097                *

Edward L. Gelbach(11)................................            68,439                *

James Ousley.........................................                --               --

William A. Murphy(12)................................             4,100                *

Ronald Mabry (13)....................................            13,000                *

Bruce M. Jaffe.......................................                --               --

All directors and executive officers as a
     group (10 persons)(14).........................          1,196,207              13.6%

---------------------------
  *    Represents less than 1% of the outstanding shares of Common Stock.

(1)    Based on 8,766,127 shares of common stock outstanding on the Record Date.

                                       -3-




(2) Represents shares held as disclosed on Schedule 13D filed on March 3, 1998. Bowman Capital Management, L.L.C. shares voting and dispositive power with respect to 861,000 shares with Lawrence A. Bowman, the manager and principal member of Bowman Capital Management L.L.C. and shares voting and dispositive power with respect to 438,000 shares with Spinnaker Technology Fund, L.P.

(3) As reported on Schedule 13G filed on February 10, 1998, Brinson Partners, Inc., an Investment Advisor, and each of Brinson Holdings, Inc., SBC Holding (USA), Inc. and Swiss Bank Corporation, each a Parent Holding Company holds shared voting and dispositive power with respect to 720,600 shares.

(4) Represents 724,348 shares held by W. Donald Bell and Lynne F Bell, Trustees of the Bell Family Trust U/D/T dated April 26, 1991 as reported on Schedule 13G/A filed on February 12, 1998, and excludes 40,000 shares held by Mr. Bell's children. Also includes 20,000 shares subject to stock options exercisable within 60 days after the Record Date.

(5) Represents shares held as disclosed on Schedule 13G filed on March 9, 1998.

(6) Represents shares held as disclosed on Schedule 13G filed on January 16, 1998. Smith Barney Mutual Funds Management Inc. shares voting and dispositive power with respect to 492,000 shares with two of its wholly-owned subsidiaries, Salomon Smith Barney Holdings Inc. and Travelers Group Inc.

(7) Represents shares held as disclosed on Schedule 13G filed on February 10, 1998. Dimensional Fund Advisors reported sole voting power over 299,400 shares and sole dispositive power over 459,100. Dimensional Fund Advisors shares voting power with respect to 53,700 shares with DFA Investment Dimensions Group Inc. and with respect to 106,000 shares with the DFA Investment Trust Company.

(8) Includes 163,060 shares held by Philip M. Roussey and Mounawar Roussey, Trustees of the Roussey Family Trust U/D/T dated November 8, 1991. Also includes 26,000 shares subject to stock options exercisable within 60 days after the Record Date.

(9) Includes 6 shares held by Diversified Growth Associates, of which Mr. Campbell is a Limited Partner, and 45 shares held by Diversified Growth Management, of which Mr. Campbell is also a Limited Partner. Also includes 25,000 shares subject to stock options exercisable within 60 days after the Record Date.

(10) Includes 25,000 shares subject to stock options exercisable within 60 days after the Record Date.

(11) Includes 25,000 shares subject to stock options exercisable within 60 days after the Record Date.

(12) Includes 4,100 shares subject to stock options exercisable within 60 days after the Record Date. (13) Includes 13,000 shares subject to stock options exercisable within 60 days after the Record Date. (14) Includes footnotes 4-10 and 23,300 shares subject to stock options exercisable within 60 days after the Record Date.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         A board of five directors is to be elected at the Annual Meeting. Unless otherwise instructed by the shareholder, the proxy holders will vote the proxies received by them for the Company's nominees named below. All nominees are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner and in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been duly elected and qualified.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW.

Nominees for Director

         The names of the nominees, each of whom is currently a director of the Company, and certain information about them is set forth below, including information furnished by them as to their principal occupation for the last five years, certain other directorships held by them and their ages as of the Record
Date:

                Name                    Age         Position(s) with the Company                 Director Since
------------------------------------    ---    --------------------------------------        --------------------
W. Donald Bell......................    60     President, Chief Executive Officer and               1987
                                               Chairman of the Board
Gordon A. Campbell(1)...............    53     Director                                             1988
Glenn E. Penisten(2)................    66     Director                                             1988
Edward L. Gelbach(1)................    66     Director                                             1993
James Ousley(2).....................    52     Director                                             1998

---------------------------
(1)      Member of the Compensation Committee.
(2)      Member of the Audit Committee.

         W. Donald Bell has been President, Chief Executive Officer and Chairman of the Board of the Company since its inception in 1987. Mr. Bell has over 30 years of experience in the electronics industry. Mr. Bell was formerly the President of Ducommun, Inc. and its subsidiary, Kierulff Electronics, Inc. as well as Electronic Arrays, Inc. He has also held senior management positions at Texas Instruments Incorporated, American Microsystems, Inc. and other electronics companies.

         Gordon A. Campbell has served on the Company's Board of Directors since May 1988. Mr. Campbell has served as the Chairman of the Board of Directors of 3Dfx Interactive, Inc. ("3Dfx") since August 1994 when he co- founded 3Dfx. Mr. Campbell also served as President and Chief Executive Officer of 3Dfx from January 1995 to December 1996. Prior to joining 3Dfx, Mr. Campbell founded Techfarm, Inc., a venture capital investment firm, and has served as President since September 1993. In 1985, Mr. Campbell founded Chips and

Technologies, Inc. ("CHIPS"), a semiconductor and related device company, and served as Chairman, Chief Executive Officer and President of CHIPS until July 1993. Mr. Campbell founded SEEQ Technology, Inc. ("SEEQ"), a semiconductor and related device company, in 1981. He served as President and Chief Executive Officer of SEEQ from 1981 to 1985. Mr. Campbell currently serves as a director of 3Com Corporation. He is also a director of several private companies.

         Glenn E. Penisten has served on the Company's Board of Directors since May 1988. Mr. Penisten is a General Partner of Alpha Venture Partners III, a venture capital fund. Mr. Penisten is a director of IKOS Systems, Inc., a manufacturer of ASIC simulation equipment, Superconductor Technologies, Inc., a developer of products utilizing superconductivity materials, Pinnacle Systems, Inc., a designer and manufacturer of special effects video equipment, and Network Peripherals, Inc., a networking products manufacturing company. Mr. Penisten was Chairman of the American Electronics Association in 1982. From 1976 to 1984, Mr. Penisten was President of American Microsystems, Inc.

         Edward L. Gelbach has served on the Company's Board of Directors since March 1993. From 1971 to 1988, Mr. Gelbach was Senior Vice President and a director of Intel, and since 1989 has been a self-employed investor. Mr. Gelbach is also a director of Richey-Cypress Electronics, Inc., an electromechanical components distributor, and Etec Systems, Inc., a manufacturer of pattern generation equipment.

         James Ousley has served on the Company's Board of Directors since February 1998. He has been President and Chief Executive Officer of Control Data Corporation ("CDC") since the spin-off of CDC from Ceridian Corporation ("Ceridian") effective July 31, 1992. Mr. Ousley was President of Ceridian's Computer Products business since 1989 and was Executive Vice President of Ceridian from February 1990 until the spin-off of the Company. From January 1989 to April 1989, Mr. Ousley was Vice President, Marketing and Sales for Ceridian's Computer Products business and prior thereto he held various positions with Ceridian. Mr. Ousley is also a director of Memorex-Telex N.V., a public company.

Vote Required

         The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect in the election of directors under California law. No shareholder may vote for more than five persons for director.

Board Meetings and Committees

         During the fiscal year ended December 31,1997, the Board of Directors held a total of four meetings.

         The Audit Committee, which currently consists of Glenn E. Penisten and James Ousley, was established to review, in consultation with the independent accountants, the Company's financial statements, accounting and other policies, accounting systems and system of internal controls. The Audit Committee also recommends the engagement of the Company's independent accountants and reviews other matters relating to the relationship of the Company with its accountants. The Audit Committee met two times during fiscal year 1997.

         The Compensation Committee, which currently consists of Gordon A. Campbell and Edward L. Gelbach, was established to review and act on matters relating to compensation levels and benefit plans for key executives of the Company, among other things. The Compensation Committee met two times during fiscal year 1997.

         The Board of Directors currently has no nominating committee or a committee performing a similar function.

         Each of the incumbent directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of the committees, if any, upon which such director served, during the period for which such person has been a director or committee member.

Compensation of Directors

         During fiscal 1997, each of the directors was paid a fee of $4,000 per board meeting attended and $2,000 per committee meeting attended and was reimbursed for expenses incurred in attending Board meetings and com mittee meetings. In fiscal year 1998, each director will be paid an annual fee of $8,000, payable quarterly. In fiscal 1998, each director will be paid $4,000 for each regular Board meeting attended, each committee member in attendance at a regular committee meeting will be paid $2,000 for participation in person and each director or committee member in attendance at a board or committee meeting held by telephone will be paid $1,000.

1993 Director Option Plan

         During fiscal 1997, directors received stock options granted pursuant to the 1993 Director Option Plan ("1993 Plan"), which was terminated in February 1998 subject to shareholder approval of the Company's 1998 Stock Plan. Outstanding options under the 1993 Plan will continue to be governed pursuant to the 1993 Plan. Pursuant to the 1993 Plan, non-employee directors received an automatic and non-discretionary options grant.

         Under the 1993 Plan, options to purchase 5,000 shares were automatically granted to Directors Glenn E. Penisten, Gordon A. Campbell, Edward
L. Gelbach and former director Jon H. Beedle in March 1996, which options have a per share exercise price of $7.00 and became fully vested and exercisable on March 15,1997. In March 1997 options to purchase 5,000 shares were automatically granted to Directors Glenn E. Penisten, Gordon A. Campbell, Edward L. Gelbach and former director Jon H. Beedle, which options have a per share exercise price of $12.625 and will become fully vested and exercisable on March 15, 1998, except that Mr. Beedle's options terminated upon his resignation. Under the 1993 Director Option Plan, on February 12, 1998 New Director Ousley was granted an option to purchase 15,000 shares of the Company's Common Stock which option has a per share exercise price of $7.50, the fair market value on the date of grant and will vest as to 33% on February 12, 1999, so long as he continues to serve as director.

1998 Stock Plan

         Following the adoption of the 1998 Stock Plan (the "Stock Plan") by the shareholders, all outside directors will be eligible to receive an automatic and non-discretionary stock options grant pursuant to the Stock Plan. Each non-employee director who has previously received options pursuant to the 1993 Plan (the "Returning Directors") will be entitled to receive an automatic and non-discretionary option to purchase 5,000 shares of the Company's Common Stock, which option will vest 100% one year from the date of grant, based on continued service as a director. Each non-employee director who is first elected to the Board of Directors following the adoption of the Stock Plan (the "New Directors") will be granted an option to purchase 15,000 shares of Common Stock, which option will vest and become exercisable as to one-third of the shares on each anniversary of its date of grant, based on continued service as a director. Provided that shares are then available under the Stock Plan, on the date of the Company's annual meeting, and each year thereafter so long as a non-employee director continues to serve as a director, each non-employee director will automatically receive a nonstatutory option to purchase an additional 5,000 shares of the Company's Common Stock, which option will vest 100% one year from the date of grant. The
                                       -7-
exercise price of each option granted under the Stock Plan must be equal to 100% of the fair market value of the Common Stock on the date of grant unless such director is a 10% stockholder in which case each option granted must be equal to 110% of the fair market value of the Common Stock on the date of grant.

         If a non-employee director ceases to be a director, other than upon the non-employee director's death or disability, the non-employee director may exercise his or her option within such period of time as is specified in the option agreement, which generally allows exercise of the option within thirty
(30) days to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). In the absence of a specified time in the option agreement, the option shall remain exercisable for three (3) months following the non-employee director's termination. If, on the date of termination, the non-employee director is not vested as to his or her entire option, the shares covered by the unvested portion of the option shall revert to the Stock Plan. If, after termination, the non-employee director does not exercise his or her option within the time specified by the Administrator, the option shall terminate, and the shares covered by such option shall revert to the Stock Plan.

         Pursuant to the terms of the Stock Plan as discussed above, on May 21, 1998, Returning Directors Penisten, Campbell, and Gelbach will be each automatically granted options to purchase 5,000 shares of the Company's Common Stock which options will have a per share exercise price of the fair market value on the date of grant and will vest 100% on May 21, 1999.

                                   PROPOSAL 2
                                AMENDMENT TO THE
                          EMPLOYEE STOCK PURCHASE PLAN

Proposed Amendment

         The Board of Directors in March 1998 approved amendments to the Company's Employee Stock Purchase Plan (the "Purchase Plan") (i) to increase the number of shares reserved for issuance thereunder by 250,000 shares from 380,000 shares to 630,000 shares, and (ii) to provide for automatic annual increases in the number of shares reserved for issuance under the Purchase Plan on January 1 of each year, beginning on January 1, 1999 by a number of shares equal to the lesser of (A) 150,000 shares, (B) 1.5% of the outstanding shares on such date, or (C) a lesser amount determined by the Board, subject to adjustment upon changes in capitalization of the Company.

Required Vote

         At the Annual Meeting, the stockholders are being asked to approve the amendments to the Purchase Plan (i) to increase the number of shares reserved for issuance thereunder by 250,000 shares from 380,000 shares to 630,000 shares and (ii) to provide for automatic annual increases in the number of shares reserved for issuance under the Purchase Plan. The affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting will be required to approve the amendments to the Purchase Plan.

Reasons for the Amendment

         The Company believes that its Purchase Plan is an important factor in attracting and retaining skilled personnel. Each year the Company reviews the number of shares available for issuance under the Purchase Plan and, based on the Company's estimates of the number of shares expected to be purchased under the Purchase Plan during the coming year, management presents to the Board of Directors a recommendation for the addition of shares to the pool reserved for issuance under the Purchase Plan. As of the Record Date, 329,114 shares of Common Stock had been issued under the Purchase Plan and 50,886 were available for sale under the Purchase Plan. In March 1998, management recommended and the Board approved the amendments to the Purchase Plan described above, including the amendment to the Purchase Plan that provides for annual increases in the number of shares reserved for issuance thereunder (the "Purchase Plan Evergreen Provision"). The Board believes that the amendments to the Purchase Plan, including the Purchase Plan Evergreen Provision, ensure that a sufficient number of shares will be available for employee purchases under the Purchase Plan in each offering period. The Board believes that ensuring the availability of shares for a growing employee base enhances the Company's ability to attract and retain high quality personnel, but also effectively eliminates the risk of the Company's having to record a compensation change under recent accounting pronouncements in the event of a share shortfall under the Purchase Plan during an offering period, which would likely have a material adverse effect on the Company's operating results for a period and the price of the Company's Common Stock in the public market. The Board also considered the dilutive effect of the additional shares under the Purchase Plan on the Company's existing stockholders as well as other negative factors; however, the Board believes that the benefits of the amendments outweigh the potential negative factors.

         The Board of Directors recommends that stockholders vote "FOR" the approval of the amendments to the Company's Purchase Plan.

         The essential features of the Purchase Plan are outlined below.

General

         The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Tax Code. See "Tax Information--The Purchase Plan."

Purpose

         The purpose of the Purchase Plan is to provide employees of the Company with an opportunity to purchase Common Stock of the Company at a discount through accumulated payroll deductions.

Administration

         The  Purchase  Plan is  administered  by the  Board of  Directors  or a committee of members of the Board appointed by the Board, who receive no separate additional compensation for such service. All questions of interpre tation or application of the Purchase Plan are determined by the Board or its appointed committee, whose decisions are final and binding upon all participants.

Eligibility

         Any person who is customarily employed at least 20 hours per week and more than five months per calendar year by the Company during the applicable offering period is eligible to participate in the Purchase Plan, unless the employee would own five percent or more of the total combined voting power or value of all classes of stock of the Company or of its subsidiaries (including stock issuable upon exercise of options held by such person) at the end of the offering period, or the employee would receive more than $25,000 worth of stock (computed as of the date of grant) pursuant to the Purchase Plan in any calendar year.

         At the Record Date, the Company employed approximately 645 people, substantially all of whom were eligible to participate in the Purchase Plan. Approximately 212 employees were participating in the Purchase Plan as of the Record Date.

Offering Dates

         The Purchase Plan is generally implemented by one offering during each six-month period. Offering periods commence on or about January 1 and July 1 of each year. The Board in its discretion may declare extended offering periods which last approximately twelve, eighteen or twenty-four months during which options granted pursuant to the Purchase Plan may be exercised.

Shares Sold Pursuant to the Purchase Plan

         The initial offering period under the Purchase Plan began on June 15, 1993, and from that date to the Record Date 329,114 shares of the Company's Common Stock were sold under the Purchase Plan. The number of shares sold in each offering period will vary with the number of participants, the amount of their payroll deductions and the fair market value of the Company's Common Stock.

Enrollment in the Plan

         Eligible employees become participants in the Purchase Plan by delivering to the Company's payroll office a subscription agreement authorizing payroll deductions. Employees hired after the first day of an offering period (or who otherwise become eligible after such date) may begin participation in the next offering period. Under the Purchase Plan, once an employee elects to participate in the Purchase Plan, enrollment in each successive offering period occurs automatically unless the employee withdraws from participation in the Purchase Plan.

Purchase Price

         The purchase  price per share under the  Purchase  Plan is the lower of
(i) 85% of the fair market value of a share of Common Stock on the date of commencement of the offering (or for employees beginning participation later, the date such participation began) or (ii) 85% of the fair market value of a share of Common Stock on the last day of the offering period. The fair market value of the Common Stock on a given date is the closing sale price on The Nasdaq National Market.

Payment of Purchase Price; Payroll Deductions

         The purchase price of the shares is accumulated by after-tax payroll deductions over the offering period. The deductions may not exceed 15% of a participant's compensation on each pay day during the offering period or extended offering period, and the aggregate of such payroll deductions during the offering period or extended offering period shall not exceed fifteen percent (15%) of the participant's compensation during any such offering period or extended offering period. A participant may discontinue participation in the Purchase Plan, and may increase or decrease the rate of payroll deductions, during the offering period or extended offering period.

Purchase of Stock; Exercise of Option

         By executing a subscription agreement to participate in the Purchase Plan, the employee is entitled to have shares placed under option to him. An employee may purchase up to a number of shares of the Company's Common Stock determined by dividing such employee's payroll deductions accumulated prior to such exercise date and retained in the participant's account as of the exercise date by the applicable Purchase Price; provided that in no event shall an employee be permitted to purchase during any two offering periods more than a number of shares determined by dividing $25,000 by the fair market value of a share of the Company's Common Stock on the enrollment date. Unless the employee's participation is discontinued, the option for the purchase of shares will be exercised automatically at the end of the offering period at the applicable price. No fractional shares will be issued upon exercise of the option. Any amounts insufficient to purchase a full share remaining in a participant's account after exercise of the option will be credited to the participant and used in a future offering period. No interest will accrue on the payroll deductions of a participant in the Purchase Plan.

Withdrawal

         A participant's interest in a given offering may be terminated by signing and delivering to the Company a notice of withdrawal from the Purchase Plan. Upon withdrawal from the Purchase Plan, accrued but unused payroll deductions are returned to the employee. Such withdrawal may be elected at any time prior to the end of the applicable six-month offering period. A participant's withdrawal from an offering will not have any effect upon such participant's eligibility to participate in subsequent offering periods under the Purchase Plan.

Termination of Employment

         Termination of a participant's employment for any reason, including retirement or death, cancels participation in the Purchase Plan immediately. In such event the payroll deductions credited to the participant's account will be returned to such participant, or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

Capital Changes

         In the event of changes in the capitalization of the Company, such as stock splits or stock dividends, which result in an increase or decrease in the number of shares of Common Stock without receipt of consideration by the Company, appropriate adjustments will be made by the Company in the number of shares subject to purchase and in the price per share.

Effect of Liquidation, Dissolution, Sale of Assets or Merger

         In the event of a liquidation or dissolution of the Company, an offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise proposed by the Board. In the event of a sale of all or substantially all of the assets of the Company or a merger of the Company with or into another corporation, the employee's rights may be satisfied by assumption of the Company's obligations by such acquiring or successor corporation unless the Board determines otherwise. If the Board chooses to terminate the offering period, it shall notify each participant in writing at lease ten (10) business days prior to the termination date on which date all options subject to the Purchase Plan will be exercised automatically.

Non-assignability

         No rights or accumulated payroll deductions of an employee under the Purchase Plan may be pledged, assigned or transferred for any reason, and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

Reports

         Individual accounting will be maintained for each participant in the Purchase Plan. Each participant receives as a report showing the details of the participant's account at least once every 12 months.

Amendment and Termination of the Plan

         The Board may at any time amend, alter, suspend or discontinue the Purchase Plan, but, except under certain conditions, no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any participant arising out of any offering period which has already commenced without such participant's written consent. In addition, to the extent necessary and desirable to comply with Section 423 of the Tax Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any Purchase Plan amendment in such a manner and to such a degree as required.

Tax Information--The Purchase Plan

         The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Tax Code. Under these provisions, no income will be taxable to a par ticipant until the shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan and does not purport to be complete. Reference should be made to the applicable provisions of the Tax Code. In addition, this Summary does not discuss the tax consequences of a participant's death or the income tax laws of any municipality, state or foreign country in which the participant may reside.

Participation in the Purchase Plan

         The following table sets forth information with respect to shares purchased under the Purchase Plan during the fiscal year ended December 31, 1997 to (i) each Named Executive Officer (as defined below), (ii) all persons who were executive officers during fiscal year 1997 as a group, (iii) all other employees as a group:
                                                        Number of
                                                         Shares          Dollar
Name and Position of Individual or Identity of Group   Purchased        Value(1)
----------------------------------------------------   ---------        --------
W. Donald Bell .....................................       --                --
Philip M. Roussey ..................................       448          $    529
Ron Mabry...........................................       --                --
Bruce M. Jaffe......................................       --                --
William A. Murphy ..................................       --                --
All current executive officers as a group ..........       700          $  1,332
All other employees as a group .....................   103,890          $214,453
---------------------------
(1) This column represents the market value of the shares on the date of purchase, minus the purchase price.

                                   PROPOSAL 3
                         ADOPTION OF THE 1998 STOCK PLAN

         In February 1998, the Board of Directors adopted the 1998 Stock Plan (the "Plan") and reserved for issuance, subject to stockholder approval, a total of 500,000 shares of Common Stock, plus (i) 181,672 shares of Common Stock which were reserved but unissued under the Company's 1988 Incentive Stock Plan (as amended) (the "1988 Plan") as of the date of stockholder approval of this Plan,
(ii) 35,000 shares of Common Stock which were reserved but unissued under the Company's 1993 Director Stock Option Plan (as amended) (the "Director Plan") as of the date of stockholder approval of this Plan and (iii) any shares of Common Stock returned to the 1988 Plan or Director Plan as a result of termination of options under the 1988 Plan or Director Plan, as applicable. As of April 16, 1998, no additional options or rights to purchase stock had been granted pursuant to the 1988 Plan. The maximum aggregate number of shares of Common Stock which may be optioned and sold under the 1998 Plan is 716,672 shares, plus an annual increase to be added on January 1 of each year beginning in 1999, equal to the lesser of (i) 400,000 shares, (ii) 4% of the outstanding shares on such date, or (iii) a lesser amount determined by the Board, subject to adjustment upon changes in capitalization of the Company.

         At the annual meeting, the stockholders are being asked to approve the Plan and the reservation of shares thereunder.

Required Vote

         At the Annual Meeting, the stockholders are being asked to approve the adoption of the 1998 Stock Plan. The affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting will be required to approve the adoption of the 1998 Stock Plan.

         The Board of Directors recommends that stockholders vote "FOR" the approval of the Company's 1998 Stock Plan.

Summary of the 1998 Plan

         General. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consul tants of the Company and to promote the success of the Company's business. Options and stock purchase rights may be granted under the Plan. Options granted under the Plan may be either "incentive stock options," as defined in Section
422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

         Administration. The Plan may generally be administered by the Board or the Committee appointed by the Board (as applicable, the "Administrator"). Option grants to non-employee directors ("Outside Directors") will be automatic and nondiscretionary.

         Eligibility; Limitations. Nonstatutory stock options and stock purchase rights may be granted under the Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom discretionary options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

         Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options and stock purchase rights granted to such persons, the Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 200,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options or stock purchase rights to purchase up to an additional 200,000 shares of Common Stock.

         Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

         (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted; provided that the exercise price of options may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; and provided further, that the exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

         (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the Plan generally vest and become exercisable over four years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

         (c) Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

         (d)  Termination  of  Employment.   If  an  optionee's   employment  or
consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the Plan expire on the earlier of (i) the date set forth in his or her notice of grant or, if no date is specified in the notice of grant, three months following the termination or
(ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option at any time before termination.

         (e) Death or Disability. If an optionee's employment or consulting relationship terminates as a result of death or disability, then all options held by such optionee under the Plan expire on the earlier of (i) 12 months from the date of such termination or (ii) the expiration date of such option. The optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance), may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

         (g) Nontransferability of Options: Options granted under the Plan are generally not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

         (h) Other Provisions: The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

         Stock Purchase Rights. In the case of SPRs, unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The repurchase option shall lapse at a rate determined by the Administrator.

         Automatic Option Grants to Outside Directors. Generally, each Outside Director who becomes an Outside Director after the effective date of this Plan will be automatically granted a nonstatutory stock option to purchase 15,000 shares of Common Stock (the "First Option"). Each Outside Director who has served on the Board for at least six months will be automatically granted a nonstatutory stock option to purchase 5,000 shares of Common Stock each year (the "Annual Option"). The exercise price for options granted to Outside Directors may not be less than 100% of fair market value on the date of grant. The First Option will vest as to one-third of the shares subject to option on each anniversary of its date of grant. The Annual Option will vest as the entire option on the anniversary of its date of grant.

         Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the Plan, and the exercise price of any such outstanding option or stock purchase right.

         In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion provide that each optionee shall have the right to exercise all of the optionee's options and stock purchase rights, including those not otherwise exercisable.

         In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise exercisable.

         Amendment and Termination of the Plan. The Board may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the Plan to the extent necessary to comply with Section 162(m) and Section 422 of the Code, or any similar rule or statute. No such action by the Board or stockholders may alter or impair any option or stock purchase right previously granted under the Plan without the written consent of the optionee. Unless terminated earlier, the Plan shall terminate ten years from the date of its approval by the stockholders or the Board of the Company, whichever is earlier.

Federal Income Tax Consequences

         Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of
(i) the fair  market  value of the shares at the date of the option  exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

         Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

         Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

         The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of the Company.

         The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights, and the Company with respect to the grant and exercise of options and stock purchase rights under the Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

Participation in the 1988 Stock Plan

         The grant of options and stock purchase rights under the 1988 Plan to eligible employees and consultants, including the Company's Chief Executive
Officer and each of the four other most highly compensated executive officers of the Company whose aggregate cash compensation exceeded $100,000 during the fiscal year ended December 31, 1997 (the "Named Executive Officers"), is subject to the discretion of the Administrator . As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the 1998 Stock Plan. The following table sets forth additional information with respect to options granted under the 1988 Plan during fiscal year 1997 to all current executive officers as a group and to all other employees. The term of options under the 1988 Plan (other than those granted to 10% shareholders, as to which the term is five years from date of grant) is generally ten years from date of grant.

                                                                                                       % of Total
                                                                                      Average             Grants
                                                                    Options           Exercise          Under the
                   Identity of Group                               Granted(#)          Price($)         Stock Plan
--------------------------------------------------------          -----------       ----------          ----------
W. Donald Bell..........................................              40,000          $10.875              6.35%
Philip M. Roussey.......................................              20,000          $10.875              3.17%
Ron Mabry...............................................              10,000          $10.875              1.58%
Bruce M. Jaffe..........................................              80,000          $ 9.125             12.70%
William A. Murphy.......................................                  --               --                 --
All current executive officers as a group...............             230,000          $  9.77             36.50%
All other employees as a group..........................             399,500          $  9.41             63.50%


                                   PROPOSAL 4
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected Price Waterhouse LLP, independent accountants, to audit the financial statements of the Company for the current fiscal year ending December 31, 1998. Price Waterhouse LLP has audited the Company's financial statements annually since 1988. In the event that a majority of the Votes Cast are against the ratification, the Board of Directors will reconsider its selection.

         A representative of Price Waterhouse LLP will be present at the meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

         The Board of Directors recommends that stockholders vote "FOR" the ratification of appointment of independent accountants.

                       ADDITIONAL INFORMATION RELATING TO
                       DIRECTORS & OFFICERS OF THE COMPANY

Certain Transactions

         Glenn E. Penisten, a director of the Company, is a director of Pinnacle Systems, Inc. ("Pinnacle"). In March 1994, the Company entered into a manufacturing agreement with Pinnacle providing for the performance by the Company's manufacturing division of value-added turnkey services for Pinnacle. The agreement was entered in the ordinary course of business and the Company believes that it has terms no less favorable than reasonably could be expected to be obtained from unaffiliated parties. The agreement term is automatically renewed for successive one year periods unless terminated by either party on ninety days' prior written notice. The Company sold approximately $2,840,000 of services to Pinnacle during 1997 and purchased approximately $1,532,000 of inventory from Pinnacle in 1997.

         Glenn E. Penisten and Gordon A. Campbell, directors of the Company, are directors of Reply Corporation ("Reply"). In May 1994, the Company entered into a manufacturing agreement with Reply providing for the performance by the Company's manufacturing division of value-added turnkey services for Reply. The agreement was entered in the ordinary course of business and the Company believes that it has terms no less favorable than reasonably could be expected to be obtained from unaffiliated parties. The agreement term is automatically renewed for successive one year periods unless terminated by either party on ninety days' prior written notice. The Company sold approximately $2,594,000 of services to Reply during 1997 and purchased approximately $167,000 of inventory from Reply in 1997.

         The Company has entered into a three-year Employment Agreement with W. Donald Bell, its Chairman, President and Chief Executive Officer effective December 10, 1996. The Employment Agreement provides for a minimum base salary of $375,000 per year, participation in all Company annual incentive compensation plans, including the Management Incentive Program, a lump-sum cash incentive payment (the "EPS Enhancement Incentive") based on the Company's annual net earnings per share, payment of premiums for long-term disability insurance, reimbursement for ordinary and necessary travel and other out-of-pocket expenses, and participation in other employee benefit plans and programs. In the event that Mr. Bell's employment is terminated by the Company without cause or in the event of Mr. Bell's involuntary termination, Mr. Bell shall be entitled to receive his salary and benefits through at least the expiration of the initial term of employment, cash payments based on the EPS Enhancement Incentive that Mr. Bell may have earned during the initial term of employment, and full acceleration of unvested stock options and restricted stock awards, subject to certain restrictions. In addition, the Employment Agreement provides for a two-year covenant not to compete with the Company.

         The Company has entered into Management Retention Agreements with W. Donald Bell, Bruce M. Jaffe, Philip M. Roussey and Ronald Mabry. The Management Retention Agreements have three-year terms, subject to extension in the event their has been a change of control. The Management Retention Agreements provide that in the event the employee's employment terminates within 12 months following a change of control, then the employee is entitled to receive the following severance benefits. If the employee is involuntarily terminated other than for cause, then the employee will receive a cash payment equal to the employee's base annual salary, continued Company-paid employee benefits for one year from the date of the change of control or until the date that the employee becomes covered under another employer's benefit plans, and full vesting of unvested stock options. In the event that the employee's employment is terminated for any reason either prior to the occurrence of a change of control or after the 12-month period following a change of control, then the employee is entitled only to receive severance and other benefits under established Company severance and benefits plans and practices or pursuant to other agreements with the Company.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Exchange Act requires that directors, certain officers of the Company and ten percent shareholders file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") as to the Company's securities beneficially owned by them. Such persons are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were required, the Company believes that, during fiscal year 1997, all Section 16(a) filing requirements applicable to the Company's officers, directors and ten percent shareholders were complied with.

Compensation Committee Interlocks and Insider Participation

         No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other company.

Compensation Committee Report

         Decisions on compensation of the Company's executive officers are made by the Compensation Committee of the Board of Directors. The members of the Compensation Committee, Messrs. Edward Gelbach and Gordon Campbell, are non-employee directors. Decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board (which did not modify or reject any Compensation Committee decisions during 1997).

                          COMPENSATION COMMITTEE REPORT

         Compensation Philosophy and Relationship of Performance. This report reflects the Compensation Committee's executive officer compensation philosophy for the year ended December 31, 1997 as endorsed by the Board of Directors. The resulting actions taken by the Company are shown in the compensation tables supporting this report. The Compensation Committee either approves or recommends to the Board of Directors compensation levels and compensation components for the executive officers. With regard to compensation actions affecting the Chief Executive Officer, all of the non-employee members of the Board of Directors acted as the approving body.

         The Compensation Committee's executive compensation policies are designed to enhance the financial performance of the Company, and thus shareholder value, by aligning the financial interests of the key executives with those of shareholders.

         The executive compensation program is viewed in total considering all of the component parts: base salary, annual performance incentives, benefits (including a car allowance for certain of the Named Executive Officers), and long-term incentive opportunity in the form of stock options and stock ownership. The annual compensation components consist generally of equal or lower base salaries than those of companies within the industry combined with incentive plans based on the Company's financial performance that can result in total compensation generally in line with those at comparable companies. Long-term incentives are tied to stock performance through the use of stock options. The Compensation Committee's position is that stock ownership by management is beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. Overall, the intent is to have more significant emphasis on variable compensation components and less on fixed cost components. The Committee believes this philosophy and structure are in the best interests of the shareholders.

         Executive compensation for fiscal 1997 primarily consisted of base salary and performance incentives paid in the form of cash for such period.

         Annual Incentive Arrangements. The Company has adopted a Management Incentive Program (the "Program") under the Stock Plan which provides annual incentive compensation in the form of stock options to key employees, including the Named Executive Officers, who by the nature of their positions are deemed sufficiently accountable to impact directly the financial results of the Company. The Program is approved by the Compensation Committee, whose members are not eligible to participate in the Program.

         Options granted under the Program typically have a term of ten (10) years and vest as to 10% of the shares each year from the date of grant. If, however, the optionee's division meets annual plan goals established by the Board of Directors for such year, which goals are similar to the performance goals established for annual cash incentive compensation discussed below, then 25% of the shares subject to the option shall vest in each such year.

         In addition to stock options granted under the Program, the Committee believes that key executives should have a significant proportion of total cash compensation subject to specific strategic and financial measurements. At the beginning of each fiscal year, or upon an individual being appointed an executive officer, the Committee sets a target bonus amount for each executive officer expressed as a percentage of the executive's base salary. Performance goals for purposes of determining annual incentive compensation are established, which include net earnings and other strategic and financial measurements. Generally, the target level of net earnings and return on sales percentages is assigned a significantly greater weight than the aggregate weight assigned to all remaining factors. Senior management, including the Named Executive Officers, have the potential to earn significantly higher levels of incentive compensation if the Company exceeds its targets. The target incentive compensation levels established by the Compensation Committee for 1997 expressed as a percentage of base salary for Messrs. Roussey, Mabry and Jaffe were approximately 44%.

         The performance goals established at the beginning of 1997 were based on several strategic and financial measurements including a target level of net earnings and a return on sales percentages goal and attainment of certain other objectives. The earnings goals were assigned a significantly greater weight than the aggregate weight assigned to the remaining factors. Based on the evaluation of the above criteria, the Compensation Committee awarded incentive payments for 1997 at approximately 28% of base salary for each Named Executive Officer.

         Stock Options. The Compensation Committee of the Board of Directors generally determines stock option grants to eligible employees including the Named Executive Officers. The Committee believes that options granted to management reinforce the Committee's philosophy that management compensation should be closely linked with shareholder value. The Stock Plan is more fully described in the section of this Proxy Statement entitled "Proposal 3." Stock options have been granted to approximately 100% of the Company's management and key employees.

         Other Compensation Plans. The Company has adopted certain broad-based employee benefit plans in which all employees, including the Named Executive Officers, are permitted to participate on the same terms and conditions relating to eligibility and generally subject to the same limitations on the amounts that may be contributed or the benefits payable under those plans. Under the
Company's Personal Investment Plan (the "401(k) Plan"), which is a defined contribution plan qualified under Sections 401(a) and 401(k) of the Code, participants, including the Named Executive Officers, can contribute a percentage of their annual compensation. Although the

401(k) Plan allows for the Company to make matching contributions, the Company did not make a matching contribution for participants in 1997. The Company also has adopted the Purchase Plan under Section 423 of the Code, pursuant to which participating employees can purchase the Company's stock at a discount through payroll deductions.

         Mr. Bell's 1997 Compensation. Compensation for the Chief Executive Officer aligns with the philosophies and practices discussed above for executive officers in general. All compensation determinations and stock option grants to the Chief Executive Officer are reviewed by the Compensation Committee with the Board of Directors. Mr. Bell is not eligible to participate in the Employee Stock Purchase Plan. At the beginning of each fiscal year, the Compensation Committee sets a target bonus amount for the Chief Executive Officer. The target incentive compensation level established for Mr. Bell for 1997, expressed as a percentage of his base salary, was 75%. For 1997, the Chief Executive Officer's performance goals were established based on strategic and financial measurements, including a target level of net earnings. The target level of net earnings was assigned a significantly greater weight than the aggregate weight assigned to the remaining factors. In evaluating Mr. Bell's performance for the purpose of determining his incentive compensation for such period, the Compensation Committee considered his leadership and the Company's performance against its financial and strategic objectives. Based on the evaluation, the Compensation Committee decided that Mr. Bell's performance partially met the goals established for him for the fiscal year, and awarded Mr. Bell an incentive payment of 15.8% of his salary. In December 1996, the Company entered into an Employment Agreement with Mr. Bell, which reflects the Company's desire to retain and motivate him with performance-based and long-term incentives. For specific data regarding Mr. Bell's 1997 compensation, see "Executive Compensation-Summary Compensation Table."

                                              COMPENSATION COMMITTEE


                                              Gordon A. Campbell
                                              Edward L. Gelbach

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table

         The following table sets forth the compensation paid during the three fiscal years ended December 31, 1997, 1996 and 1995 to the Company's Chief
Executive Officer and the four other most highly compensated executive officers for the fiscal year 1997.

                                                                                                Long-Term
                                                                                               Compensation
                                                                                               ------------
                                                                                                  Awards
                                                                                               ------------
                                                                                                Securities
                                      Fiscal                                  Other Annual      Underlying         All Other
   Name and Principal Position         Year    Salary($)     Bonus($)        Compensation($)    Options(#)      Compensation($)
-------------------------------      -------  -----------   -----------     ----------------   --------------   ---------------
W. Donald Bell                         1997    $375,000     $ 59,333           $3,600(1)           40,000           $51,069(4)
 President, Chief Executive            1996     367,692      238,480            3,600(1)           50,000(2)         50,581(4)
 Officer and Chairman of the           1995     295,447      119,280            3,600(1)           30,000(3)         48,791(4)
 Board

Philip M. Roussey                      1997     200,000       52,179            3,600(1)           20,000                --
 Senior Vice President of              1996     185,462       80,119            3,600(1)           30,000(2)             --
 Computer Products Marketing           1995     155,984       55,063            3,600(1)           30,000(3)             --

Ron Mabry(5)                           1997     187,880       49,569            3,600(1)           10,000                --
 Senior Vice President of              1996      29,423       21,720              783(1)           60,000                --
 Semiconductor Marketing               1995          --           --               --                  --                --

Bruce M. Jaffe(6)                      1997     119,240       46,591            1,691(1)           80,000           103,683(8)
 Senior Vice President of              1996          --           --               --                  --                --
 Finance, Chief Financial              1995          --           --               --                  --                --
 Officer and Secretary

William A. Murphy(7)                   1997     169,913       73,845            2,804(1)               --                --
 Senior Vice President of              1996     190,000       70,475            3,600(1)           70,000(2)         85,244(8)
 Industrial Sales                      1995     109,840       33,250            1,868(1)           70,000(3)         19,690(8)

---------------------------

(1)   Represents a car allowance paid by the Company.

(2) Includes options to purchase 50,000 shares, 30,000 shares and 70,000 shares reissued to Messrs. Bell, Roussey and Murphy, respectively, in connection with the option repricing on February 7, 1996.

(3) Represents options that were canceled and repriced on February 7, 1996 to $6.50 per share.

(4) Consists of premiums paid by the Company on a term life insurance policy (face amount of $1.0 million in 1997), the proceeds of which are payable to the Company and to designated beneficiaries of Mr. Bell.

(5) Mr Mabry joined the Company in October 1996. (6) Mr. Jaffe joined the Company in July 1997.

(7) In June 1995, Mr. Murphy became an employee of the Company at an annual base salary of $190,000. Mr. Murphy resigned in October 1997.

(8)   Represents relocation expenses paid by the Company.

                        Option Grants In Last Fiscal Year

         The following table provides information with respect to option grants in fiscal year 1997 to the Named Executive Officers.


                                                                                                     Potential Realizable
                                                                                                       Value at Assumed
                                      Number of       Percent of                                     Annual Rates of Stock
                                     Securities     Total Options      Exercise                      Price Appreciation for
                                     Underlying      Granted to         or Base                         Option Term (1)
                                      Options       Employees in         Price      Expiration       ---------------------
              Name                   Granted(#)     Fiscal Year(%)     ($/Share)      Date               5%         10%
---------------------------------   ----------     --------------      ---------     -------          --------    -------
W. Donald Bell...................     40,000           6.35%            $10.875      1/28/02           120,182    265,572

Philip M. Roussey................     20,000           3.17%             10.875      1/28/02            60,091    132,786

Ron Mabry........................     10,000           1.58%             10.875      1/28/07            68,392    173,319

Bruce Jaffe......................     40,000           6.35%              9.125      7/14/07           229,547    581,716
                                      40,000           6.35%              9.125      7/14/02           100,843    222,836

William A. Murphy................       --              --                 --          --                 --        --

---------------------------

(1) The "potential realizable value" shown represents the potential gains based on annual compound stock price appreciation of 5 percent and 10 percent from the date of grant through the full 10-year option term, net of exercise price, but before taxes associated with exercise. The amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the option holders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved and do not reflect the Company's estimate of future stock price growth.

               Aggregated Option Exercises in Last Fiscal Year and
                          Fiscal Year End Option Values

         The following table provides information with respect to option exercises in fiscal year 1997 by the Named Executive Officers. All unexercised options were out-of-the-money at fiscal year end, based on the market value of the Company's stock of $7.875 on December 31, 1997.


                                      Value of                               Total Number of                 Unexercised
                                       Shares                            Unexercised Options at         In-the-Money Option at
                                      Acquired                             Fiscal Year End(1)              Fiscal Year End
                                         on             Value        -----------------------------   ------------------------------
             Name                    Exercise(#)      Realized($)    Exercisable     Unexercisable   Exercisable      Unexercisable
-------------------------------      -----------     ------------    -----------     -------------   -----------      -------------
W. Donald Bell................             --              --            5,000           85,000         $6,875           $61,875
Philip M. Roussey.............             --              --           17,000           53,000         $9,375           $39,375
Ron Mabry.....................             --              --           12,000           58,000             --                --
Bruce Jaffe...................             --              --               --           80,000             --                --
William A. Murphy.............         12,250         $79,625               --               --             --                --

---------------------------
(1) Based on a market value of the underlying securities of $11.25 at June 6, 1997 and $7.8125 at December 11, 1997.

                                PERFORMANCE GRAPH

         The following graph shows a comparison of cumulative total  shareholder return,  calculated on a dividend  reinvested  basis, from the date of the final prospectus for the initial public  offering of the Company's  Common Stock (June
15,  1993)   through  1997  fiscal  year  end   (December  31,  1997)  for  Bell
Microproducts  Inc., the S&P 500 Composite Index (the "S&P 500") and the Pacific
Stock Exchange  Technology Index (the "PSE High Tech Index").  The graph assumes that $100 was  invested in the  Company's  Common  Stock on June 15, 1993 at the
initial public  offering price and in the S&P 500 and the PSE High Tech Index at the closing price on June 15, 1993.  Note that historic stock price  performance is not necessarily  indicative of future stock price performance.  The Company's stock price on December 31, 1997 was $7.875.

[The following descriptive data is supplied in accordance with Rult 304(d) of Regulation S-T]


Total Return Analysis

                         6/15/93   12/31/93    12/30/94   12/29/95   12/31/96   12/31/97
------------------------------------------------------------------------------------
Bell Microproducts, Inc. $100      $102        $143       $ 97       $118       $105
------------------------------------------------------------------------------------
PSE Hi-Tech Index        $100      $112        $135       $191       $239       $277
------------------------------------------------------------------------------------
S&P 500                  $100      $106        $107       $148       $182       $243
------------------------------------------------------------------------------------

                                  OTHER MATTERS

         The Company's Annual Report to Shareholders for fiscal year 1997 is being mailed with this proxy statement to shareholders entitled to notice of the meeting. The Annual Report includes the consolidated financial statements, unaudited selected financial data and management's discussion and analysis of financial condition, results of operations and certain information about the Company's executive officers.

         The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


                                             BY ORDER OF THE BOARD OF DIRECTORS




                                             Bruce M. Jaffe
                                             Chief Financial Officer



San Jose, California
April 21, 1998

                                                                      APPENDIX A


                             BELL MICROPRODUCTS INC.
                  (As proposed to be adopted on May 21, 1998)



        1. Purposes of the Plan.  The purposes of this Stock Plan are:

               * to attract and retain the best available personnel for positions of substantial responsibility,

               * to provide additional incentive to Employees, Directors and Consultants, and

               *       to promote the success of the Company's business.

        Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan. The Plan also provides for automatic grants of Nonstatutory Stock Options to Outside Directors.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

               (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

               (c) "Board" means the Board of Directors of the Company.

               (d) "Code" means the Internal Revenue Code of 1986, as amended.

               (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section of the Plan.

               (f) "Common Stock" means the common stock of the Company.

               (g)  "Company"  means  Bell  Microproducts   Inc.,  a  California
corporation.

               (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

               (i)     "Director" means a member of the Board.

               (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

               (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

               (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                       (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                       (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                       (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

               (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

               (o) "Inside Director" means a Director who is an Employee.

               (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

               (q) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

               (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (s) "Option" means a stock option granted pursuant to the Plan.

               (t) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

               (u) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

               (v) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

               (w) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

               (x) "Outside Director" means a Director who is not an Employee.

               (y) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (z) "Plan" means this 1998 Stock Plan.

               (aa) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

               (bb) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

               (cc) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

               (dd) "Section 16(b)" means Section 16(b) of the Exchange Act.

               (ee)   "Service   Provider"   means  an  Employee,   Director  or
Consultant.

               (ff) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

               (gg) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

               (hh) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 716,672 Shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning January 1, 1999, equal to the lesser of (i) 400,000 Shares, (ii) 4% of the outstanding Shares on such date or
(iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

               If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

        4. Administration of the Plan.

               (a) Procedure.

                       (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

                       (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as
"performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                       (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                       (iv) Grants to Outside Directors. All grants of Options to Outside Directors made pursuant to Section 12 of the Plan shall be automatic and nondiscretionary.

                       (v) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

               (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                       (i)  to determine the Fair Market Value;

                       (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

                       (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock
Purchase Right granted hereunder;

                       (iv) to approve forms of agreement for use under the Plan;

                       (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                       (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                       (vii)  to institute an Option Exchange Program;

                       (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                       (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                       (x) to modify or amend each Option or Stock Purchase Right (subject to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                       (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                       (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                       (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

               (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

        5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        6. Limitations.

               (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

               (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

               (c) The following limitations shall apply to grants of Options:

                       (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 200,000 Shares.

                       (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 200,000 Shares which shall not count against the limit set forth in subsection (i) above.

                       (iii)  The  foregoing   limitations   shall  be  adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 14.

                       (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

        7. Term of Plan. Subject to Section 20 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

        8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

        9. Option Exercise Price and Consideration.

               (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                       (i) In the case of an Incentive Stock Option

                              (A)  granted to an  Employee  who, at the time the
Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                              (B) granted to any Employee other than an Employee
described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                       (ii) In the case of a Nonstatutory  Stock Option, the per
Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                       (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

               (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

               (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                       (i) cash;

                       (ii) check;

                       (iii) promissory note;

                       (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                       (v)  consideration   received  by  the  Company  under  a
cashless exercise program implemented by the Company in connection with the Plan;

                       (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                       (vii)  any  combination  of  the  foregoing   methods  of
payment; or

                       (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        10. Exercise of Option.

               (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                   An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

                   Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        11. Stock Purchase Rights.

               (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

               (b)  Repurchase  Option.  Unless  the  Administrator   determines
otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

               (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

               (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

        12. Automatic Option Grants to Outside Directors. All grants of Options to Outside Directors pursuant to this Section shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

               (a) All Options granted pursuant to this Section shall be Nonstatutory Stock Options and, except as otherwise provided herein, shall be subject to the other terms and conditions of the Plan.

               (b) No person shall have any discretion to select which Outside Directors shall be granted Options under this Section or to determine the number of Shares to be covered by such Options.

               (c) Each person who first becomes an Outside Director following the effective date of this Plan, as determined in accordance with Section 7 hereof, shall be automatically granted an Option to purchase 15,000 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

               (d) Each Outside Director shall be automatically granted, subject to such Outside Director's right to decline such grant in his/her discretion, an Option to purchase 5,000 Shares (a "Subsequent Option") on the date of the Company's annual meeting of the shareholders each year; provided, such Outside Director continues to serve as a Director on such dates and, if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

               (e) Notwithstanding the provisions of subsections (c) and (d) hereof, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with Section 20 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 20 hereof.

               (f) The terms of each Option granted pursuant to this Section shall be as follows:

                       (i)  the term of the Option shall be ten (10) years.

                       (ii) the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 10 hereof.

                       (iii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

                       (iv)  the   First   Option   shall  be   exercisable   in
installments cumulatively as to one-third of the Shares subject to the First Option on each anniversary of its date of grant, provided the Optionee is a Director on such anniversary.

                       (v)  each   Subsequent   Option   shall  be   exercisable
cumulatively as to all of the Shares subject to the Subsequent Option on the first anniversary of its date of grant, provided the Optionee is a Director on such anniversary.

        13. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

        14. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

               (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        15. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        16. Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

               (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

               (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

        17. Conditions Upon Issuance of Shares.

               (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        18. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        19. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        20. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                             BELL MICROPRODUCTS INC.

                                 1998 STOCK PLAN

                             STOCK OPTION AGREEMENT


        Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

        You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

        Grant Number                        _________________________

        Date of Grant                       _________________________

        Vesting Commencement Date           _________________________

        Exercise Price per Share            $________________________

        Total Number of Shares Granted      _________________________

        Total Exercise Price                $_________________________

        Type of Option:                     ___      Incentive Stock Option

                                            ___      Nonstatutory Stock Option

        Term/Expiration Date:               _________________________


     Vesting Schedule:

        This Option may be exercised, in whole or in part, in accordance with the following schedule:

        [25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates].

        Termination Period:

        This Option may be exercised for thirty (30) days after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for one year after Optionee ceases to be a Service
Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT

        1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 16(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

               If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

        2. Exercise of Option.

               (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

               (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

        3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

               (a) cash; or

               (b) check; or

               (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

               (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares][; or

               (e) with the Administrator's consent, delivery of Optionee's promissory note (the "Note") in the form attached hereto as Exhibit C, in the amount of the aggregate Exercise Price of the Exercised Shares together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit B. The Note shall bear interest at the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement].

        4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

        6. Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

               (a) Exercising the Option.

                       (i) Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair

Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                       (ii) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

               (b) Disposition of Shares.

                       (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                       (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

               (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

        7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

        8. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

        By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE:                                   BELL MICROPRODUCTS INC.



---------------------------------           ------------------------------------
Signature                                   By

---------------------------------           ------------------------------------
Print Name                                  Title

---------------------------------
Residence Address

---------------------------------

                                    EXHIBIT A
                                    ---------

                                 1998 STOCK PLAN

                                 EXERCISE NOTICE


Bell Microproducts Inc.
1941 Ringwood Avenue
San Jose, CA 95131


Attention:  Secretary

        1. Exercise of Option. Effective as of today, ________________, 199__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Bell Microproducts Inc. (the "Company") under and pursuant to the 1998 Stock Plan (the "Plan") and the Stock Option Agreement dated _____, 19___ (the "Option Agreement"). The purchase price for the Shares shall be $ ______, as required by the Option Agreement.

        2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

        3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 14 of the Plan.

        5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

        6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.


Submitted by:                               Accepted by:

PURCHASER:                                  BELL MICROPRODUCTS INC.


----------------------------------          ------------------------------------
Signature                                   By

----------------------------------          ------------------------------------
Print Name                                  Its


Address:                                    Address:

---------------------------------           1941 Ringwood Avenue
                                            San Jose, CA 95131
---------------------------------

                                            ------------------------------------
                                            Date Received

                                    EXHIBIT B
                                    ---------

                               SECURITY AGREEMENT



        This  Security  Agreement is made as of  __________,  19___ between Bell
Microproducts    Inc.,    a    California    corporation    ("Pledgee"),     and
_________________________ ("Pledgor").


                                    Recitals

        Pursuant  to  Pledgor's  election to  purchase  Shares  under the Option
Agreement dated ________ (the "Option"), between Pledgor and Pledgee under Pledgee's 1998 Stock Plan, and Pledgor's election under the terms of the Option to pay for such shares with his promissory note (the "Note"), Pledgor has purchased _________ shares of Pledgee's Common Stock (the "Shares") at a price of $________ per share, for a total purchase price of $__________. The Note and the obligations thereunder are as set forth in Exhibit C to the Option.

        NOW, THEREFORE, it is agreed as follows:

        1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

        The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

        2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

               a. Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

               b. Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

               c. Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

        3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

        4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

        5. Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

        6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

               a. Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

               b. Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

        In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

        7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of

Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

        8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

        9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

        10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

        11. Pledgeholder   Liability.  In   the  absence  of  willful  or  gross
negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

        12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

        13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

        14. Governing Law. This Security Agreement shall be interpreted and governed under the internal substantive laws, but not the choice of law rules, of California.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



        "PLEDGOR"
                                                 -------------------------------
                                                 Signature
                                                 -------------------------------
                                                 Print Name

                                Address:
                                                 -------------------------------

                                                 -------------------------------


        "PLEDGEE"                                Bell Microproducts Inc.,
                                                 a California corporation


                                                 -------------------------------
                                                 Signature
                                                 -------------------------------
                                                 Print Name
                                                 -------------------------------
                                                 Title


        "PLEDGEHOLDER"
                                                 -------------------------------
                                                 Secretary of
                                                 Bell Microproducts Inc.

                                    EXHIBIT C
                                    ---------

                                      NOTE


$_______________                                                   [City, State]

                                                           ______________, 19___


        FOR VALUE RECEIVED, _______________ promises to pay to Bell Microproducts Inc., a California corporation (the "Company"), or order, the principal sum of _______________________ ($_____________), together with interest on the unpaid principal hereof from the date hereof at the rate of _______________ percent (____%) per annum, compounded semiannually.

        Principal and interest shall be due and payable on __________, 19___. Payment of principal and interest shall be made in lawful money of the United States of America.

        The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

        This Note is subject to the terms of the Option, dated as of ________________. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

        The  holder  of  this  Note  shall  have  full   recourse   against  the
undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

        In the event the undersigned shall cease to be an employee, director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

        Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.


                                             -----------------------------------

                                             -----------------------------------

                                                                      APPENDIX B

                             BELL MICROPRODUCTS INC.

                          EMPLOYEE STOCK PURCHASE PLAN
           (As proposed to be amended and restated as of May 21, 1998)


         The following constitute the provisions of the Employee Stock Purchase Plan of Bell Microproducts Inc.

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2. Definitions.

                  (a) "Board" shall mean the Board of Directors of the company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" shall mean the Common Stock of the Company.

                  (d) "Company" shall mean Bell Microproducts Inc.

                  (e)  "Compensation"  shall mean all base  straight  time gross
earnings,   exclusive  of  payments  for  overtime,  shift  premium,   incentive
compensation, incentive payments, bonuses, commissions and other compensation.

                  (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  (g) "Employee" shall mean any individual who is an employee of the Company or any Designated Subsidiary for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

                  (h) "Enrollment Date" shall mean the first day of each Offering Period or Extended Offering Period.

                  (i) "Exercise Date" shall mean the last day of each Offering Period, or with respect to an Extended Offering Period, the last day of each Purchase Period.

                  (j) "Extended Offering Period" shall mean a period of approximately twelve (12), eighteen (18) or twenty-four (24) months, commencing on the date or dates so specified by the Board, during which options granted pursuant to the Plan may be exercised. The duration, commencement and termination of Extended Offering Periods may be changed pursuant to Section 4 of this Plan.

                  (k) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                           (1) If the Common Stock is listed on any  established
stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

                           (1) If the  Common  Stock is  regularly  quoted  by a
recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                           (1) In the absence of an  established  market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (l) "Offering Period" shall mean a period of approximately six
(6) months, commencing on a date determined by the Board, during which an option granted pursuant to the Plan may be exercised. The duration, commencement and termination of Offering Periods may be changed pursuant to Section 4 of this Plan.

                  (m) "Plan" shall mean this Employee Stock Purchase Plan.

                  (n) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

                  (o) "Purchase Period" shall mean, with respect to an Extended Offering Period, the approximately six (6) month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Extended Offering Period shall commence on the Enrollment Date and end with the next Exercise Date. The duration, commencement and termination of Purchase Periods may be changed pursuant to Section 4 of this Plan.

                  (p) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

                  (q) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

         3. Eligibility.

                  (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

                  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods and Extended Offering Periods. The Plan shall be implemented by Offering Periods and/or Extended Offering Periods which may be consecutive and/or overlapping, as determined by the Board, commencing on such dates as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration, commencement and termination of Offering Periods, Extended Offering Periods and/or Purchase Periods with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period, Extended Offering Period or Purchase Period to be affected thereafter.

         5. Participation.

                  (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

                  (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

         6. Payroll Deductions.

                  (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period or Extended Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period or Extended Offering Period, and the aggregate of such payroll deductions during the Offering Period or Extended Offering Period shall not exceed fifteen percent (15%) of the participant's Compensation during any such Offering Period or Extended Offering Period.

                  (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

                  (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period or Extended Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period or Extended Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods or Extended Offering Periods unless terminated as provided in Section 10 hereof.

                  (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period or Extended Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period or Extended Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period or Extended Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period or Extended Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant' s subscription agreement at the beginning of the first Offering Period or Extended Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in
Section 10 hereof.

                  (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

         7. Grant of Option. On the Enrollment Date of each Offering Period or Extended Offering Period, each eligible Employee participating in such Offering Period or Extended Offering Period shall be granted an option to purchase on the Exercise Date(s) of such Offering Period or Extended Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during any two Offering Periods (or, with respect to an Extended Offering Period, during any Purchase Period) more than a number of Shares determined by dividing $25,000 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period or Extended Offering Period.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant' s account for the subsequent Offering Period or Extended Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.


         10. Withdrawal; Termination of Employment.

                  (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period or Extended Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period or Extended Offering Period or Extended Offering Period. If a participant withdraws from an Offering Period or Extended Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period or Extended Offering Period unless the participant delivers to the Company a new subscription agreement.

                  (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof ), for any reason, including by virtue of him or her having failed to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period or Extended Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant' s account during the Offering Period or Extended Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated.

                  (c) A participant's withdrawal from an Offering Period or Extended Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods or Extended Offering Periods which commence after the termination of the Offering Period or Extended Offering Period from which the participant withdraws.

         11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12. Stock.

                  (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 630,000 shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning January 1, 1999, equal to the lesser of (i) 150,000 shares, (ii) 1.5% of the outstanding shares on such date or (iii) a lesser amount determined by the Board. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares than available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                  (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         13. Administration.

                  (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

         14. Designation of Beneficiary.

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period or Extended Offering Period in accordance with
Section 10 hereof.

         16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         18. Adjustments Upon Changes in Capitalization.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period or Extended Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

                  (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period(s) or Extended Offering Period(s) then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period(s) or Extended Offering Period(s) then in progress. If the Board shortens the Offering Period(s) or Extended Offering Period(s) then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period(s) or Extended Offering Period(s) as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

         The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

         19. Amendment or Termination.

                  (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period or Extended Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

                  (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods or Extended Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period or Extended Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

         23. Automatic Transfer to Low Price Extended Offering Period. To the extent permitted by any applicable laws, regulations, or stock exchange rules if the Fair Market Value of the Common Stock on any Exercise Date in an Extended Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Extended Offering Period, then all participants in such Extended Offering Period shall be automatically withdrawn from such Extended Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Extended Offering Period as of the first day thereof.

                                    Exhibit A
                                    ---------


                             BELL MICROPRODUCTS INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT



_____ Original Application                           Enrollment Date: __________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.       _____________________________________  hereby elects to  participate in the Bell Microproducts Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company' s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed 15%) during the Offering Period or Extended Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period or Extended Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only):____
         __________

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period or Extended Offering Period during which I purchased such shares), or one year from the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period or Extended Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:



NAME:  (Please print)
                     -----------------------------------------------------------
                     (First)                (Middle)        (Last)



-------------------------        -----------------------------------------------
Relationship
                                           -------------------------------------
                                           (Address)

NAME:  (Please print)
                      ----------------------------------------------------------
                      (First)              (Middle)             (Last)



-------------------------        -----------------------------------------------
Relationship
                                 -----------------------------------------------
                                            (Address)



Employee's Social
Security Number
                                 -----------------------------------------------


Employee's Address:
                                 -----------------------------------------------

                                 -----------------------------------------------

                                 -----------------------------------------------


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS OR EXTENDED OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:
      ---------------------      -----------------------------------------------
                                              Signature of Employee



                                 -----------------------------------------------
                                              Spouse's Signature (If beneficiary
                                              other than spouse)

                                    Exhibit B
                                    ---------


                             BELL MICROPRODUCTS INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL


         The undersigned participant in the Offering Period or Extended Offering Period of the Bell Microproducts Inc. Employee Stock Purchase Plan which began on ___________ 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period or Extended Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period or Extended Offering Period. The undersigned understands and agrees that his or her option for such Offering Period or Extended Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period or Extended Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods or Extended Offering Periods only by delivering to the Company a new Subscription Agreement.


                                                Name and Address of Participant:

                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------



                                                 Signature:

                                                 -------------------------------


                                                 Date:
                                                      --------------------------

                                                                      APPENDIX C

--------------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         -----------------------------

           PROXY             BELL MICROPRODUCTS INC.                PROXY

                 PROXY FOR 1998 ANNUAL MEETING OF SHAREHOLDERS

                                  May 21, 1998


     The undersigned shareholder of Bell Microproducts Inc. (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement for the 1998 Annual Meeting of Shareholders of the Company to be held on Thursday, May 21, 1998 at 1:00 p.m., local time, at the offices of the Company, 1941 Ringwood Avenue, San Jose, California, and hereby revokes all previous proxies and appoints W. Donald Bell and Bruce M. Jaffe, or either of them, will full power of substitution, Proxies and Attorneys-in-Fact, on behalf and in the name of the undersigned, to vote and otherwise represent all of the shares registered in the name of the undersigned at said Annual Meeting, or any adjournment thereof, with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner:

   TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND
             DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.

                 (Continued, and to be signed on the other side)
--------------------------------------------------------------------------------

                            o FOLD AND DETACH HERE o

--------------------------------------------------------------------------------
                              [X] Please mark
                                   your votes
                                    as this

                                          WITHHOLD
                                  FOR     FOR ALL
1. ELECTION OF DIRECTORS:        [   ]     [   ]
   Nominees: W. Donald Bell,
   Gordon A. Campbell,
   Glenn E. Penisten, Edward L. Gelbach, James Ousley

   INSTRUCTION: If you wish to withhold authority to vote
   for any individual nominee, write that nominee's name
   in the space provided below.
   ------------------------------------------------------

   I PLAN TO ATTEND THE MEETING    [   ]

2. Proposal  to  approve  an   amendment   to  the     FOR   AGAINST   ABSTAIN
   Company's  Employee  Stock Purchase Plan (i) to     [  ]    [  ]      [  ]
   increase  the number of shares of Common  Stock
   reserved  for  issuance  thereunder  by 250,000
   shares,  and  (ii)  to  provide  for  automatic
   annual   increases  in  the  number  of  shares
   reserved for issuance  under the Employee Stock
   Purchase Plan beginning on January 1, 1999 by a
   number  of  shares  equal to the  lesser of (a)
   150,000  shares  (b)  1.5%  of the  outstanding
   shares  on such  date,  or (c) a lesser  amount
   determined by the Board of  Directors,  subject
   to  changes  in  the   capitalization   of  the
   Company.

3. Proposal  to approve  the  adoption of the 1998     [  ]    [  ]      [  ]
   Stock  Plan  and  the  reservation  of  500,000
   shares  for  issuance   thereunder  (plus  such
   number of shares as remain available for grant under the 1986 Incentive Stock Plan and the 1993 Director Stock Option Plan).

4. Proposal  to ratify  the  appointment  of Price     [  ]    [  ]      [  ]
   Waterhouse LLP as independent auditors for the Company for the fiscal year ending December 31, 1998.

In their discretion, the Proxies are entitled to vote upon such other matters as may properly come before the Annual Meeting or any adjournments thereof.

                              THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE PERSONS AND PROPOSALS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

Signature(s) ---------------------------------------- Dated ------------- , 1998

(This proxy should be marked, dated and signed by each shareholder exactly as such shareholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)

                            o FOLD AND DETACH HERE o
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